                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549

                          ---------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                  June 9, 1995
                                (Date of Report)


                          ---------------------------
                          GEORGIA-PACIFIC CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                                    GEORGIA
                            (State of Incorporation)

                                     1-3506
                            (Commission File Number)

                                   93-0432081
                      (IRS Employer Identification Number)

               133 PEACHTREE STREET, N.E., ATLANTA, GEORGIA 30303
                    (Address of Principal Executive Offices)

                                 (404) 652-4000
              (Registrant's Telephone Number, including area code)





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Item 5.        Other Events.

       On June 5, 1995, Georgia-Pacific Corporation (the "Corporation") entered into a Terms Agreement (the "Terms Agreement") with Goldman, Sachs & Co., Dillon, Read & Co. Inc., Morgan Stanley & Co. Incorporated and Salomon Brothers Inc as the Underwriters named therein (the "Underwriters"). Pursuant to the Terms Agreement and the Underwriting Agreement filed as an exhibit to the Corporation's Registration Statement on Form S-3 (No. 33-43453) (the "Underwriting Agreement"), the Corporation sold to the Underwriters, and the Underwriters purchased from the Corporation, upon and subject to the terms and conditions set forth in the Terms Agreement, $250,000,000 aggregate principal amount of the Corporation's 7.70% Debentures Due June 15, 2015 (the "Debentures").

       The Debentures were registered pursuant to a Registration Statement on Form S-3 (File No. 33-65208) (the "Registration Statement"), filed by the Corporation with the Securities and Exchange Commission (the "Commission") on June 29, 1993, and made effective on July 23, 1993, covering the offering on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 of up to $500,000,000 aggregate principal amount of the Corporation's unsubordinated non-convertible unsecured debt securities. Information concerning the Debentures and related matters is set forth in the Prospectus, dated June 5, 1995, and the Prospectus Supplement, dated June 5, 1995, with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended.

       The Debentures were issued under and in accordance with the Indenture, dated as of March 1, 1983, between the Corporation and The Chase Manhattan Bank (National Association) ("Chase") (the "Indenture"), as amended and supplemented by the First Supplemental Indenture, dated as of July 27, 1988, among the Corporation, Chase, and Morgan Guaranty Trust Company of New York, as Trustee (the "First Supplemental Indenture"). The Indenture was filed as Exhibit 4(a) to the Corporation's Registration Statement on Form S-3 (Registration No. 33-34810), and the First Supplemental Indenture was filed as Exhibit 4.4(ii) to the Corporation's Annual Report on Form 10-K for the year ended December 31, 1992.

       The Underwriting Agreement, Terms Agreement, Specimen Debenture, an Officers' Certificate establishing certain terms of the Debentures, and an opinion of counsel as to the Debentures are being filed as Exhibits to this Report.





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Item 7.        Financial Statements and Exhibits.

(a)    Financial statements of businesses acquired.

       None.

(b)    Pro forma financial information.

       None.

(c)    Exhibits.

       Exhibit 1(i) Underwriting Agreement dated October 22, 1991 (filed as Exhibit 1 to the Corporation's Registration Statement on Form S-3 (Registration No. 33-43453) and incorporated herein by this reference thereto)

       Exhibit 1(ii)         Terms Agreement dated June 5, 1995

       Exhibit 4(i) Specimen of the Corporation's 7.70% Debentures Due June 15, 2015

       Exhibit 4(ii) Officers' Certificate dated June 9, 1995, establishing certain terms of the Debentures

       Exhibit 5 Opinion of James F. Kelley, Esq., as to the validity of the Debentures

       Exhibit 23(b) The consent of James F. Kelley, Esq., is contained in his opinion at Exhibit 5 hereto





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                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:  June 9, 1995


                                        GEORGIA-PACIFIC CORPORATION


                                        By /s/ James F. Kelley
                                           -------------------------------------
                                           James F. Kelley
                                           Senior Vice President - Law and
                                             General Counsel





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                          GEORGIA-PACIFIC CORPORATION



                           Exhibit Index to Form 8-K



Number                                     Description
- ------                                     -----------
Exhibit 1(i)                               Underwriting Agreement
                                           dated October 22, 1991
                                           (filed as Exhibit 1 to
                                           the Corporation's
                                           Registration Statement
                                           on Form S-3 (Registration
                                           No. 33-43453) and
                                           incorporated herein by
                                           this reference thereto)

Exhibit 1(ii)                              Terms Agreement dated                              *
                                           June 5, 1995

Exhibit 4(i)                               Specimen of the Corporation's                      *
                                           7.70% Debentures
                                           Due June 15, 2015

Exhibit 4(ii)                              Officers' Certificate dated                        *
                                           June 9, 1995, establishing
                                           certain terms of the Debentures

Exhibit 5                                  Opinion of James F. Kelley, Esq.,                  *
                                           as to the validity of the
                                           Debentures

Exhibit 23(b)                              The consent of James F. Kelley, Esq.,              *
                                           is contained in his opinion at
                                           Exhibit 5 hereto


*      Filed by EDGAR.